Exhibit 10.1

AMENDMENT NO. 2 TO SALES AGREEMENT

May 5, 2016

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Cerus Corporation, a Delaware corporation (the “Company”), and Cantor Fitzgerald & Co. (“Agent”) are parties to that certain Controlled Equity OfferingSM Sales Agreement dated August 31, 2012 as previously amended on March 21, 2014 (as amended, the “Sales Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Sales Agreement. The parties, intending to be legally bound, hereby amend the Sales Agreement as follows:

1. The first two paragraphs of Section 1 of the Sales Agreement are hereby deleted and replaced with the following:

“1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, and on the terms and subject to the conditions set forth herein, it may issue and sell through Agent, shares (the “Placement Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) having an aggregate offering price of up to $132,214,344, and, after May 5, 2016, $70,000,000 of such Placement Shares, inclusive of any Placement Shares remaining unsold under this Agreement pursuant to the Prior Prospectus (as defined below), are available for offer and sale (the “Available Placement Shares”); provided, however, that in no event shall the Company issue or sell through Agent such number of Placement Shares that (a) would cause the Company to not satisfy the eligibility requirements for use of Form S-3 (including, if applicable, Instruction I.B.6. thereof), (b) exceeds the amount of Placement Shares registered on the effective Registration Statement and included in the Prospectus Supplement and/or Prospectus (each as defined below) pursuant to which the offering is being made or (c) exceeds the number of authorized but unissued shares of the Common Stock (the lesser of (a), (b) or (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through Agent will be effected pursuant to the Registration Statement filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed with the Commission, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”), a registration statement on Form S-3 (File No. 333–198005), relating to certain securities, including a base prospectus, relating to certain securities, and a prospectus dated November 12, 2014 specifically relating to a portion of the Placement Shares (the “Prior Prospectus”), and which incorporates by reference, to the extent provided for under Form S-3, documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), and the rules and regulations thereunder. The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Available Placement Shares (the “New Prospectus Supplement”). Such New Prospectus Supplement is referred to herein as a “Prospectus Supplement”. The Company will furnish to Agent, for use by Agent, copies of the prospectus, as supplemented by the Prospectus Supplement, relating to the Placement Shares. The Company may file one or more additional registration statements from time to time that will contain a base prospectus, prospectus and/or prospectus supplement with respect to the Placement Shares, which documents shall constitute the “Prospectus Supplement” and “Prospectus,” as applicable, under this Agreement with respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement has most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).”

2. Section 13(d) of the Sales Agreement is hereby deleted and replaced with the following:

“(d) Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the earlier to occur of (i) May 5, 2019 or (ii) issuance and sale of all of the Placement Shares through Agent on the terms and subject to the conditions set forth herein except that, in either such case, the provisions of Section 9, Section 11, Section 12, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.”

3. The first sentence of Schedule 1 is amended by adding the words “and as further amended on May 5, 2016” immediately after “as amended on March 21, 2014”.

4. The first sentence of the Form of Representation Date Certificate attached as Exhibit 7(l) is amended by adding the words “and as further amended on May 5, 2016” immediately after “as amended on March 21, 2014.”

5. No Further Amendments. Except as specifically set forth herein, all other provisions of the Sales Agreement shall remain in full force and effect.

6. New Prospectus Supplement. The Company shall file the New Prospectus Supplement within two business days of the date hereof.

7. Entire Agreement; Amendment; Severability. This Amendment No. 2 to Sales Agreement together with the Sales Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto), the Confidentiality Agreement and that certain side letter agreement between the Company and Agent dated May 5, 2016, constitute the entire agreement and supersede all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Sales Agreement to the “Agreement” shall mean the Sales Agreement as amended by this Amendment No. 2; provided, however, that all references to “date of this Agreement” or “date hereof” (with respect to the Sales Agreement) in the Sales Agreement shall continue to refer to the original date of the Sales Agreement, and the reference to “time of execution of this Agreement” set forth in Section 13(a) shall continue to refer to the time of execution of the original Sales Agreement.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

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If the foregoing correctly sets forth the understanding among the Company and Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company and Agent.

Very truly yours,

CERUS CORPORATION

By:	/s/ Kevin D. Green
Name:	Kevin D. Green
Title: Vice President, Finance and Chief Financial Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
Name:	Jeffrey Lumby
Title:	Senior Managing Director